UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2021

Vista Outdoor Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36597	47-1016855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Vista Way, Anoka, MN (Address of principal executive offices)	55303 (Zip Code)

(763) 433-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.01	VSTO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01.	Regulation FD Disclosure

Announcement of Notes Offering

On February 16, 2021, Vista Outdoor Inc. (“Vista Outdoor”) issued a press release announcing that it had commenced an offering (the “Offering”) of $350 million aggregate principal amount of senior notes due 2029 (the “Notes”).  The February 16 press release is attached as Exhibit 99.1 to this report. The Notes will be senior unsecured obligations of Vista Outdoor and will be guaranteed on a senior unsecured basis by certain of Vista Outdoor’s existing and future domestic subsidiaries.

Vista Outdoor intends to use the net proceeds from the Offering, together with cash on hand, to fund the redemption of all of its outstanding 5.875% Senior Notes due 2023 and to pay related fees and expenses.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The Notes will be offered and sold only to qualified institutional buyers pursuant to Rule 144A under the Securities Act and to non-U.S. persons outside the United States pursuant to Regulation S under the Securities Act.

The information contained in this Current Report on Form 8-K, including the exhibit hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of Vista Outdoor.

The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act.

ABL Credit Facility Refinancing

Vista Outdoor is currently engaged in discussions with lenders, including certain of the initial purchasers in the Offering, regarding a refinancing of its ABL credit facility (the “ABL Credit Facility”) that would, among other things, extend its maturity to 2026 and reduce total commitments thereunder to $430 million (the “ABL Credit Facility Refinancing”). There can be no assurance that Vista Outdoor will consummate the ABL Credit Facility Refinancing. Completion of the Offering is not conditioned upon the completion of the ABL Credit Facility Refinancing, and completion of the ABL Credit Facility Refinancing is not conditioned upon the completion of the Offering.

Cautionary Statement Regarding Forward-Looking Statements

Some of the statements made and information contained in this report, excluding historical information, are “forward-looking statements,” including those that discuss, among other things: our plans, objectives, expectations, intentions, strategies, goals, outlook or other non-historical matters; projections with respect to future revenues, income, earnings per share or other financial measures for Vista Outdoor; and the assumptions that underlie these matters. The words “believe,” “expect,” “anticipate,” “intend,” “aim,” “should” and similar expressions are intended to identify such forward-looking statements. To the extent that any such information is forward-looking, it is intended to fit within the safe harbor for forward looking information provided by the Private Securities Litigation Reform Act of 1995. Numerous risks, uncertainties and other factors could cause our actual results to differ materially from the expectations described in such forward-looking statements, including the following:

●	impacts from the COVID-19 pandemic on our operations, the operations of our customers and suppliers and general economic conditions;

●
general economic and business conditions in the United States and our markets outside the United States, including conditions affecting employment levels, consumer confidence and spending, conditions in the retail environment, and other economic conditions affecting demand for our products and the financial health of our customers;

●
our ability to attract and retain key personnel and maintain and grow our relationships with customers, suppliers, and other business partners, including our ability to obtain acceptable third-party licenses;

●
our ability to adapt our products to changes in technology, the marketplace and customer preferences, including our ability to respond to shifting preferences of the end consumer from brick and mortar retail to online retail;

●	our ability to maintain and enhance brand recognition and reputation;

●	others’ use of social media to disseminate negative commentary about us and boycotts;

●	reductions in or unexpected changes in or our inability to accurately forecast demand for ammunition, accessories, or other outdoor sports and recreation products;

●	risks associated with our sales to significant retail customers, including unexpected cancellations, delays, and other changes to purchase orders;

●	supplier capacity constraints, production disruptions or quality or price issues affecting our operating costs;

●	our competitive environment;

●	risks associated with diversification into new international and commercial markets, including regulatory compliance;

●	changes in the current tariff structures;

●	the supply, availability and costs of raw materials and components;

●	increases in commodity, energy, and production costs;

●	changes in laws, rules and regulations relating to our business, such as federal and state ammunition regulations;

●	our ability to realize expected benefits from acquisitions and integrate acquired businesses;

●	our ability to execute our strategic transformation plan, including our ability to realize expected benefits from the divestiture of non-core brands and profitability improvement initiatives;

●	our ability to take advantage of growth opportunities in international and commercial markets;

●	foreign currency exchange rates and fluctuations in those rates;

●
the outcome of contingencies, including with respect to litigation and other proceedings relating to intellectual property, product liability, warranty liability, personal injury, and environmental remediation;

●	risks associated with cybersecurity and other industrial and physical security threats;

●	capital market volatility and the availability of financing;

●	changes to accounting standards or policies; and

●	changes in tax rules or pronouncements.

You are cautioned not to place undue reliance on any forward-looking statements we make. A more detailed description of risk factors that may affect our operating results can be found in Part 1, Item 1A, Risk Factors, of each of our Annual Report on Form 10-K for fiscal 2020, Quarterly Report on Form 10-Q for the period ended June 28, 2020, Quarterly Report on Form 10-Q for the period ended September 27, 2020, Quarterly Report on Form 10-Q for the period ended December 27, 2020 and in the filings we make with the SEC from time to time. We undertake no obligation to update any forward-looking statements, except as otherwise required by law.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release announcing the commencement of the Offering dated February 16, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTA OUTDOOR INC.

By:	/s/ Dylan S. Ramsey
	Name:	Dylan S. Ramsey
	Title:	VP, General Counsel & Corporate Secretary

Date:  February 16, 2021